CHASE FUNDING LOAN ACQUISITION TRUST
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-FF1

                           $327,840,125 (APPROXIMATE)
                               Subject to Revision

                    August 13, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                 AUGUST 13, 2001


                      CHASE FUNDING LOAN ACQUISITION TRUST
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                 SERIES 2001-FF1



                           $327,840,125 (APPROXIMATE)
                               SUBJECT TO REVISION


------------ --------------------- ------------------- ---------- ---------------- ----------------------- ------------------
                                         RATINGS                        BOND                                    EXP FINAL
  CLASS            AMOUNT ($)         (S&P / FITCH)     WAL(1)          TYPE              COUPON               MATURITY(1)
  -----           -----------         ------------      ------          ----              ------               -----------
------------ --------------------- ------------------- ---------- ---------------- ----------------------- ------------------
    A-1           100,021,225            AAA/AAA         2.74      Conforming PT   1M Libor + [ ] (2), (3)          4/09
    A-2           191,300,000            AAA/AAA         2.76            PT        1M Libor + [ ] (2), (3)          4/09
    M-1            16,599,500             AA/AA          5.11           MEZ        1M Libor + [ ] (2), (3)          4/09
    M-2             9,959,700              A/A           5.09           MEZ        1M Libor + [ ] (2), (3)          4/09
    B               9,959,700            BBB/BBB         4.98           SUB        1M Libor + [ ] (2), (3)          4/09
------------ --------------------- ------------------- ---------- ---------------- ----------------------- ------------------

(1) The Certificates will be priced at 20% HEP for the fixed-rate collateral and at 27% CPR for the adjustable-rate collateral. Assumes 10% call.

(2) If the 10% cleanup call with respect to the loan group is not exercised on the first distribution date on which it is exercisable, the margins on the Class A-1 and Class A-2 Certificates will increase to 2x their related margins, and the margins on the Class M-1, Class M-2 and Class B Certificates will increase to 1.5x their related margins.

(3)   Subject to the Available Funds Cap and the Maximum Rate Cap.

-----------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        2

TITLE OF OFFERED CERTIFICATES:      Chase Funding Loan Acquisition

                                    Trust, Mortgage Loan Asset-Backed
                                    Certificates, Series 2001-FF1, consisting of:
                                    A-1, A-2 (the "Class A Certificates")
                                    M-1, M-2
                                    B
                                    (the "Certificates")

UNDERWRITERS:                       J.P. Morgan Securities Inc., Countrywide
                                    Securities Corporation and Banc of America
                                    Securities LLC

DEPOSITOR:                          Chase Funding, Inc.

SELLER:                             Chase Manhattan Mortgage Corporation

SERVICER:                           Chase Manhattan Mortgage Corporation

TRUSTEE:                            Citibank, N.A.

CUT-OFF DATE:                       August 1, 2001

PRICING DATE:                       On or about August 14, 2001

CLOSING DATE:                       On or about August 24, 2001

DISTRIBUTION DATES:                 Distribution of principal and interest on
                                    the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in September 2001.

ERISA CONSIDERATIONS:               The offered certificates will be ERISA
                                    eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                    Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:                   The Class A and Class M-1 Certificates will
                                    constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B Certificates will not constitute
                                    "mortgage-related securities".

TAX STATUS:                         For federal income tax purposes, the Trust
                                    Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:               The Seller has the option to exercise a call
                                    on the loan group when the aggregate stated principal balance for the loan group is less than or equal to 10% of the aggregate stated principal balance of the loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage
                                    Loans (other than in respect of REO
                                    property) plus accrued interest, (ii) the appraised value of any REO Property (up to the stated principal balance of the related
                                    Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Seller in the performance of its servicing obligations in connection with such Mortgage Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        3

MORTGAGE LOANS:                     The mortgage pool will consist of fixed rate
                                    and adjustable-rate coupon mortgage loans
                                    ("Mortgage Loans") that were purchased from First Franklin Financial Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B.
                                    Group A will consist of fixed rate and
                                    adjustable rate mortgage loans that had a principal balance at origination of no more than $275,000 if a single family property
                                    (or $412,500 if the property is located in Hawaii or Alaska), $351,950 if a two-family property (or $527,925 if the property is located in Hawaii or Alaska), $425,400 if a three-family property (or $638,100 if the property is located in Hawaii or Alaska), or $528,700 if a four-family property (or
                                    $793,050 if the property is located in
                                    Hawaii or Alaska). Group B will consist of fixed rate adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A. The Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:                The Servicer and Trustee will be paid fees
                                    aggregating approximately 51 bps per annum
                                    (payable monthly) on the stated principal balance of the Mortgage Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        4

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-FF1

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:                 1) Excess interest
                                    2) Over-collateralization
                                    3) Subordination


EXCESS INTEREST:                    Excess interest cashflows will be available
                                    as credit enhancement.

OVER-COLLATERALIZATION:             The over-collateralization ("O/C") amount is
                                    equal to the excess of the aggregate
                                    principal balance of Mortgage Loans over the aggregate principal balance of the Offered
                                    Certificates. On the Closing Date, the
                                    over-collateralization amount will equal approximately 1.25% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.


     Initial:   1.25%                         Target: 1.25% of original balance
     Stepdown:  2.50% of current balance      Floor:  0.50% of original balance


                      (PRELIMINARY AND SUBJECT TO REVISION)


SUBORDINATION(1):                         (S&P/ Fitch)      (Subordination)
                                                            ---------------

                        Class A           (AAA / AAA)          12.25%
                        Class M-1         (AA/ AA)              7.25%
                        Class M-2         (A/ A)                4.25%
                        Class B           (BBB/ BBB)            1.25%


                      (PRELIMINARY AND SUBJECT TO REVISION)


CLASS SIZES(1):                           (S&P/ Fitch)      (Class Sizes)
                                                            -------------

                        Class A           (AAA/ AAA)         87.75%
                        Class M-1         (AA/ AA)            5.00%
                        Class M-2         (A/ A)              3.00%
                        Class B           (BBB/ BBB)          3.00%


                      (PRELIMINARY AND SUBJECT TO REVISION)




(1) The subordination and class size percentages include the initial over-collateralization level of 1.25%.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        5

MORTGAGE LOANS:                     Adjustable-rate and fixed-rate, first lien,
                                    sub-prime Mortgage Loans

TOTAL DEAL SIZE:                    Approximately $331,990,000

PREPAYMENT ASSUMPTION:              27% CPR for the adjustable-rate collateral
                                    and 20% HEP (2% - 20% CPR Ramp over 10
                                    months) for the fixed-rate collateral.

AVAILABLE FUNDS CAP:                The pass-through rate of the Certificates
                                    will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period.

MAXIMUM RATE CAP:                   The pass-through rate of the Certificates
                                    will also be subject the "Maximum Rate Cap" which is the weighted average net maximum lifetime mortgage rate on the Mortgage
                                    Loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

INTEREST ACCRUAL:                   Interest will initially accrue from the
                                    Closing Date to (but excluding) the first
                                    Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:                      0 days

INT. PMT. BASIS:                    Actual/360

SHORTFALL
REIMBURSEMENT:                      If on any Distribution Date the pass-through
                                    rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available
                                    Funds Cap, up to but not exceeding the
                                    Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                                    (herein referred to as "Carryover"). Such reimbursement will only come from interest on the loans and will be paid only on a subordinated basis. No such Certificate
                                    Carryover will be paid once the Certificate principal balance has been reduced to zero.

COUPON STEP UP:                     If the 10% clean-up call for the
                                    Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margins on the Class
                                    A-1 and Class A-2 Certificates will increase to 2x their related margins, and (ii) the margins on the Class M-1, Class M-2 and Class B Certificates will increase to 1.5x their related margins.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        6

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-FF1

                   CLASS                  CLASS                  CLASS                  CLASS                  CLASS
                   A-1                    A-2                    M-1                    M-2                    B
------------------ ---------------------- ---------------------- ---------------------- ---------------------- ---------------------
OFFER
SIZE ($)           100,021,225            191,300,000            16,599,500             9,959,700              9,959,700

EXPECTED RATINGS
S&P                AAA                    AAA                    AA                     A                      BBB
FITCH              AAA                    AAA                    AA                     A                      BBB

COUPON             1M Libor+[ ](1),(2)    1M Libor+[ ](1),(2)    1M Libor+[ ](1),(3)    1M Libor+[ ](1),(3)    1M Libor+[ ](1),(3)

WEIGHTED AVERAGE   2.74                   2.76                   5.11                   5.09                   4.98
LIFE TO CALL
(YRS)(4)

WEIGHTED AVERAGE   2.99                   3.02                   5.61                   5.47                   5.08
LIFE TO MATURITY
(YRS) (4)

PAYMENT WINDOW     1-92/92                1-92/92                38-92/55               37-92/56               37-92/56
TO CALL
(MOS.) (4)

PAYMENT WINDOW     1-188/188              1-192/192              38-156/119             37-135/99              37-114/78
TO MATURITY
(MOS.) (4)

EXPECTED MATURITY  4/09                   4/09                   4/09                   4/09                   4/09
TO CALL (4)

EXPECTED MATURITY  4/17                   8/17                   8/14                   11/12                  2/11
TO MATURITY (4)

LAST SCHEDULED     4/31                   4/31                   4/31                   4/31                   4/31
DISTRIBUTION
DATE (5)

(1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margins of the Class A-1 and Class A-2 Certificates will increase to 2x their related margins.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class M-1, Class M-2 and Class B Certificates will increase to 1.5x their related margins.

(4) The Certificates will be priced at 27% CPR for the adjustable-rate collateral and 20% HEP for the fixed-rate collateral.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        7

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-FF1


                               CASH FLOW PRIORITY

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Available interest funds, as follows: monthly interest, including any interest carryforward to the Class A Certificates, then monthly interest, including any interest carryforward to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B Certificates in a similar manner.

4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-2 Certificates and then monthly principal to the Class B Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess interest to Certificates in the order as described under "PRINCIPAL PAYDOWN" to replenish O/C to the required level if necessary.

6.    Excess interest to pay subordinate principal shortfalls.

7. Excess interest to pay any Certificate carryover resulting from the imposition of the Available Funds Cap.

8. Any remaining amount is paid in accordance with the Pooling and Servicing Agreement.

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:


1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

                      (PRELIMINARY AND SUBJECT TO REVISION)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (PRELIMINARY AND SUBJECT TO REVISION)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        8

            REQUIRED SUBORDINATION LEVELS*
            ------------------------------

            Class A         24.50%
            Class M-1       14.50%
            Class M-2        8.50%
            Class B          2.50%

               *Includes over-collateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)

            THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

            i) The Distribution Date is on or after the September 2004 Distribution Date; and

            ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

            iii) A Trigger Event does not exist (a Trigger Event exists if the current Senior Enhancement Percentage is not greater than or equal to 2.50x of the 60+ day delinquency percentage (including foreclosures and REOs)).

                      (PRELIMINARY AND SUBJECT TO REVISION)


            THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

            The later of (i) the September 2004 Distribution Date and (ii) the first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to, two times the initial AAA subordination percentage.


            Senior Specified Enhancement
            Percentage:
            -------------------
            24.50%
            Or
            (11.00% + 1.25%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        9

PROSPECTUS:                         The Certificates will be offered pursuant to
                                    a Prospectus which includes a Prospectus
                                    Supplement (together, the "Prospectus").
                                    Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the
                                    Prospectus shall govern in all respects.
                                    Sales of the Certificates may not be
                                    consummated unless the purchaser has
                                    received the Prospectus.


FURTHER INFORMATION:                Please call David Howard at (212) 834-5125,
                                    Anthony Hermann at (212) 834-5512, Fred
                                    Hubert at (212) 834-5170, Paul Park at (212)
                                    834-5033, Matt Whalen at (212) 834-5157, Jee
                                    Hong at (212) 834-5295, Hantz Serrao at
                                    (212) 834-5384, Trina Wittman at (212)
                                    834-5378, Seleena Baijnauth at (212)
                                    834-5219, Alan Chan at (212) 834-5936, or
                                    Alice Chang at (212) 834-5018.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        10

JPMORGAN
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

        CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-FF1
                                 SUMMARY REPORT



Aggregate Outstanding Principal Balance                         $331,990,852
Aggregate Original Principal Balance                            $332,902,988
Number of Mortgage Loans                                               2,423

                                                      MINIMUM        MAXIMUM        AVERAGE(1)
                                                      -------        -------        ----------
Original Principal Balance                            $20,000       $712,500          $137,393
Outstanding Principal Balance                         $19,805       $710,311          $137,016

                                                                                    WEIGHTED
                                                      MINIMUM        MAXIMUM        AVERAGE(2)
                                                      -------        -------        ----------
Original Term (mos)                                       180            360               333
Stated Remaining Term (mos)                               175            357               328
Expected Remaining Term (mos)                             126            357               328
Loan Age (mos)                                              3             12                 4

Current Interest Rate                                  5.875%        14.000%            9.001%
Initial Interest Rate Cap (3)                          2.000%         3.000%            3.000%
Periodic Rate Cap (3)                                  1.000%         1.000%            1.000%
Gross Margin (3)                                       2.875%         7.750%            4.847%
Maximum Mortgage Rate (3)                             12.375%        19.999%           15.049%
Minimum Mortgage Rate (3)                              6.375%        13.999%            9.049%

Months to Roll (3)                                          7             32                20

Original Loan-to-Value                                 12.00%        100.00%            78.24%

Credit Score (4)                                          488            809               646


                                                     EARLIEST         LATEST
                                                     --------         ------
Origination Dates                                     08/2000        04/2001
Maturity Dates                                        03/2016        05/2031

Notes:

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Loans only.

(4)   Minimum and Weighting only for loans with scores.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        11

                             CURRENT MORTGAGE RATES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE RATES                         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
5.500% to 5.999%                                    1                      $228,449             0.1%
6.000% to 6.499%                                    2                       443,338             0.1
6.500% to 6.999%                                   33                     6,742,713             2.0
7.000% to 7.499%                                   95                    17,820,638             5.4
7.500% to 7.999%                                  266                    48,556,171            14.6
8.000% to 8.499%                                  281                    44,856,775            13.5
8.500% to 8.999%                                  452                    69,376,603            20.9
9.000% to 9.499%                                  257                    32,436,962             9.8
9.500% to 9.999%                                  359                    46,098,319            13.9
10.000% to 10.499%                                207                    21,983,821             6.6
10.500% to 10.999%                                199                    21,567,967             6.5
11.000% to 11.499%                                112                     8,926,215             2.7
11.500% to 11.999%                                 75                     6,108,208             1.8
12.000% to 12.499%                                 32                     2,606,612             0.8
12.500% to 12.999%                                 36                     3,378,931             1.0
13.000% to 13.499%                                 11                       589,205             0.2
13.500% to 13.999%                                  4                       230,062             0.1
14.000% to 14.499%                                  1                        39,863             0.0
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

Mortgage Rates Range is from: 5.875% to 14.000%
Weighted Average is: 9.001%


                       REMAINING MONTHS TO STATED MATURITY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
REMAINING TERM (MONTHS)                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
169 to 180                                        387                   $50,532,442            15.2%
229 to 240                                          1                        62,659             0.0
337 to 348                                          1                        67,138             0.0
349 to 360                                      2,034                   281,328,615            84.7
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

Remaining Term Range is from (Months): 175 to 357
Weighted Average is (Months): 328

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        12

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


RANGE OF ORIGINAL MORTGAGE               NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
LOAN PRINCIPAL BALANCES                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
$100,000 or Less                                1,021                   $67,753,476            20.4%
$100,001 to $150,000                              587                    72,015,204            21.7
$150,001 to $200,000                              373                    64,400,198            19.4
$200,001 to $250,000                              185                    41,236,800            12.4
$250,001 to $300,000                              104                    28,333,497             8.5
$300,001 to $350,000                               77                    25,301,398             7.6
$350,001 to $400,000                               31                    11,561,253             3.5
$400,001 to $450,000                               21                     8,998,984             2.7
$450,001 to $500,000                               10                     4,704,202             1.4
$500,001 to $550,000                               10                     5,254,686             1.6
$550,001 to $600,000                                3                     1,720,844             0.5
$700,001 to $750,000                                1                       710,311             0.2
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                 =============           =====

Original Mortgage Loan Principal Balance Range is from: $20,000 to $712,500 Average is: $137,393


                              PRODUCT TYPE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PRODUCT TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
15 Year Fixed                                      43                    $3,029,779             0.9%
20 Year Fixed                                       1                        62,659             0.0
30 Year Fixed                                     140                    14,617,739             4.4
Balloon Loan                                      344                    47,502,662            14.3
1/29 Loan                                           1                        94,035             0.0
2/28 Loan                                       1,874                   264,423,476            79.6
3/27 Loan                                          20                     2,260,501             0.7
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        13

           STATE DISTRIBUTIONS - CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-FF1

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
STATES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Alabama                                            27                    $1,956,620             0.6%
Arizona                                            49                     6,189,455             1.9
California                                        797                   158,888,378            47.9
Colorado                                           46                     7,110,189             2.1
Connecticut                                        12                     1,306,033             0.4
Delaware                                            2                        89,860             0.0
District of Columbia                                5                       650,560             0.2
Florida                                           203                    21,380,611             6.4
Georgia                                            31                     3,406,496             1.0
Idaho                                               5                       458,634             0.1
Illinois                                          108                    11,900,496             3.6
Indiana                                            38                     2,601,256             0.8
Iowa                                               20                     1,657,722             0.5
Kansas                                             11                       884,997             0.3
Kentucky                                           19                     1,285,536             0.4
Louisiana                                           8                       605,864             0.2
Maine                                               1                       101,520             0.0
Maryland                                           27                     3,825,753             1.2
Massachusetts                                      25                     3,839,007             1.2
Michigan                                          118                    12,063,526             3.6
Minnesota                                          26                     3,233,957             1.0
Mississippi                                         2                       152,125             0.0
Missouri                                           40                     3,159,868             1.0
Montana                                             2                       224,864             0.1
Nebraska                                            7                       409,407             0.1
Nevada                                             45                     6,520,932             2.0
New Hampshire                                       4                       480,161             0.1
New Jersey                                         23                     2,666,324             0.8
New Mexico                                         10                       771,512             0.2
New York                                           36                     5,540,910             1.7
North Carolina                                     25                     2,307,994             0.7
North Dakota                                        1                       124,610             0.0
Ohio                                              175                    14,573,066             4.4
Oklahoma                                            2                       150,701             0.0
Oregon                                             99                    12,630,177             3.8
Pennsylvania                                       12                     1,051,832             0.3
Rhode Island                                        3                       242,051             0.1
South Carolina                                     29                     1,943,216             0.6
South Dakota                                        3                       213,660             0.1
Tennessee                                          51                     3,806,420             1.1
Texas                                              87                     9,621,684             2.9
Utah                                               66                     7,719,527             2.3
Vermont                                             4                       277,251             0.1
Virginia                                           20                     2,522,188             0.8
Washington                                         62                     8,006,366             2.4
Wisconsin                                          37                     3,437,537             1.0
                                                -----                  ------------             ---
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        14

                              LOAN-TO-VALUE RATIOS
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
50.00% or Less                                     68                    $4,925,822             1.5%
50.01% to 55.00%                                   20                     2,765,872             0.8
55.01% to 60.00%                                   45                     5,560,236             1.7
60.01% to 65.00%                                  100                    12,823,412             3.9
65.01% to 70.00%                                  118                    12,841,439             3.9
70.01% to 75.00%                                  294                    41,514,781            12.5
75.01% to 80.00%                                1,435                   199,893,668            60.2
80.01% to 85.00%                                  151                    20,189,406             6.1
85.01% to 90.00%                                  189                    30,949,233             9.3
90.01% to 95.00%                                    2                       408,057             0.1
95.01% to 100.00%                                   1                       118,927             0.0
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

Loan-to-Value Ratios Range is from: 12.00% to 100.00%
Weighted Average is: 78.24%


                                  LOAN PURPOSE
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
LOAN PURPOSE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Purchase                                        1,624                  $233,033,602            70.2%
Refinance - Rate/Term                             129                    15,276,912             4.6
Refinance - Cashout                               670                    83,680,338            25.2
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        15

                          TYPE OF MORTGAGED PROPERTIES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


                                            NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PROPERTY TYPE                            MORTGAGE LOANS            BALANCE OUTSTANDING        LOAN GROUP
Single Family Detached                            1,801                  $234,708,958           70.7%
Two- to Four-family Dwelling Unit                    90                    13,107,580            3.9
Planned Unit Development                            329                    59,895,590           18.0
Condominium                                         147                    19,807,974            6.0
Manufactured Housing                                 56                     4,470,751            1.3
                                                  -----                  ------------          -----
TOTAL:                                            2,423                  $331,990,852          100.0%
                                                  =====                  ============          =====


                              DOCUMENTATION SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
DOCUMENTATION                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Full Documentation                              2,045                  $279,227,612            84.1%
Limited Income Verification                       116                    17,535,902             5.3
No Income Verification                            262                    35,227,338            10.6
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====


                                 OCCUPANCY TYPES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
OCCUPANCY                              MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Owner-occupied                                  2,356                  $325,472,676            98.0%
Second Home                                        35                     3,874,227             1.2
Investment                                         32                     2,643,949             0.8
                                                   --                    ----------             ---
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                 =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        16

                            MORTGAGE LOAN AGE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1


                                              NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                  MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP
3                                                        1                   $108,990               0.0%
4                                                    2,210                305,453,369              92.0
5                                                      206                 25,686,076               7.7
7                                                        2                    161,164               0.0
10                                                       2                    279,323               0.1
11                                                       1                    234,793               0.1
12                                                       1                     67,138               0.0
                                                     -----               ------------             -----
TOTAL:                                               2,423               $331,990,852             100.0%
                                                     =====               ============             =====

Weighted Average Age (Months) is: 4


                               YEAR OF ORIGINATION
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
YEAR OF ORIGINATION                    MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
2000                                                6                      $742,418             0.2%
2001                                             2417                   331,248,435            99.8
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        17

                           MAXIMUM MORTGAGE RATES (1)
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES        MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
12.000% to 12.499%                                 1                      $164,384             0.1%
12.500% to 12.999%                                21                     4,223,014             1.6
13.000% to 13.499%                                69                    13,021,068             4.9
13.500% to 13.999%                               192                    34,850,265            13.1
14.000% to 14.499%                               224                    36,135,917            13.5
14.500% to 14.999%                               360                    57,498,919            21.6
15.000% to 15.499%                               203                    26,788,877            10.0
15.500% to 15.999%                               309                    40,509,169            15.2
16.000% to 16.499%                               165                    18,828,460             7.1
16.500% to 16.999%                               154                    17,529,111             6.6
17.000% to 17.499%                                81                     6,791,098             2.5
17.500% to 17.999%                                57                     5,128,325             1.9
18.000% to 18.499%                                20                     1,706,023             0.6
18.500% to 18.999%                                31                     3,085,093             1.2
19.000% to 19.499%                                 7                       465,829             0.2
19.500% to 19.999%                                 1                        52,461             0.0
                                               -----                  ------------           -----
TOTAL:                                         1,895                  $266,778,013           100.0%
                                               =====                  ============           =====


Maximum Mortgage Rate Range is from: 12.375% to 19.999%
Weighted Average is: 15.049%

(1) Adjustable Rate Loans only.


                          PREPAYMENT PENALTIES SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTIES                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
None                                              162                   $16,626,571             5.0%
12 Months                                          19                     3,047,484             0.9
24 Months                                         720                   120,319,606            36.2
36 Months                                       1,229                   149,359,233            45.0
48 Months                                          20                     1,666,110             0.5
60 Months                                         273                    40,971,848            12.3
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        18

                            NEXT ADJUSTMENT DATE (1)
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
NEXT ADJUSTMENT DATE                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
March 2002                                          1                       $94,035             0.0%
August 2002                                         1                        67,138             0.0
September 2002                                      1                       234,793             0.1
October 2002                                        2                       279,323             0.1
March 2003                                        158                    20,465,459             7.7
April 2003                                      1,711                   243,267,774            91.2
May 2003                                            1                       108,990             0.0
March 2004                                          1                       219,735             0.1
April 2004                                         19                     2,040,766             0.8
                                                -----                  ------------           -----
TOTAL:                                          1,895                  $266,778,013           100.0%
                                                =====                  ============           =====

(1) Adjustable Rate Loans only.


                              CREDIT SCORE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT SCORES                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
488 to 500                                          2                      $109,434             0.0%
501 to 550                                        162                    13,845,584             4.2
551 to 600                                        424                    45,623,135            13.7
601 to 650                                        869                   118,344,497            35.6
651 to 700                                        671                   103,677,681            31.2
701 to 750                                        238                    40,106,637            12.1
751 to 800                                         56                    10,064,577             3.0
801 to 809                                          1                       219,308             0.1
                                                -----                  ------------           -----
TOTAL:                                          2,423                  $331,990,852           100.0%
                                                =====                  ============           =====

Credit Score Range is from: 488 to 809
Weighted Average (scored loans only) is: 646

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        19

JPMORGAN
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-FF1
                                 LOAN GROUP A
                                SUMMARY REPORT


Aggregate Outstanding Principal Balance                     $114,070,816
Aggregate Original Principal Balance                        $114,376,570
Number of Mortgage Loans                                             913

                                                   MINIMUM       MAXIMUM        AVERAGE(1)
                                                   -------       -------        ----------
Original Principal Balance                         $20,000      $350,000          $125,276
Outstanding Principal Balance                      $19,943      $349,389          $124,941

                                                                                WEIGHTED
                                                   MINIMUM       MAXIMUM        AVERAGE(2)
                                                   -------       -------        ----------
Original Term (mos)                                    180           360               336
Stated Remaining Term (mos)                            175           356               331
Expected Remaining Term (mos)                          173           356               331
Loan Age (mos)                                           4            12                 4

Current Interest Rate                               6.750%       13.625%            9.097%
Initial Interest Rate Cap (3)                       2.000%        3.000%            2.999%
Periodic Rate Cap (3)                               1.000%        1.000%            1.000%
Gross Margin (3)                                    3.000%        7.750%            4.920%
Maximum Mortgage Rate (3)                          12.750%       19.375%           15.175%
Minimum Mortgage Rate (3)                           6.750%       13.375%            9.175%

Months to Roll (3)                                       7            32                20

Original Loan-to-Value                              21.67%       100.00%            78.36%

Credit Score (4)                                       488           809               644

                                                  EARLIEST        LATEST
                                                  --------        ------
Origination Dates                                  08/2000       04/2001
Maturity Dates                                     03/2016       04/2031


Notes:

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Loans only.

(4)   Minimum and Weighting only for loans with scores.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        20

                             CURRENT MORTGAGE RATES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE RATES                         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
6.500% to 6.999%                                   12                    $1,839,875             1.6%
7.000% to 7.499%                                   36                     5,547,716             4.9
7.500% to 7.999%                                   93                    15,806,611            13.9
8.000% to 8.499%                                  103                    13,482,642            11.8
8.500% to 8.999%                                  181                    23,424,609            20.5
9.000% to 9.499%                                  112                    13,248,309            11.6
9.500% to 9.999%                                  134                    15,040,148            13.2
10.000% to 10.499%                                 76                     9,070,265             8.0
10.500% to 10.999%                                 73                     8,162,264             7.2
11.000% to 11.499%                                 38                     3,484,228             3.1
11.500% to 11.999%                                 31                     2,793,734             2.4
12.000% to 12.499%                                  9                       869,666             0.8
12.500% to 12.999%                                 11                     1,017,523             0.9
13.000% to 13.499%                                  3                       238,290             0.2
13.500% to 13.999%                                  1                        44,934             0.0
                                                  ---                  ------------           -----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====


Mortgage Rates Range is from: 6.750% to 13.625%
Weighted Average is: 9.097%


                       REMAINING MONTHS TO STATED MATURITY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
REMAINING TERM (MONTHS)                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
169 to 180                                        127                   $15,476,565            13.6%
337 to 348                                          1                        67,138             0.1
349 to 360                                        785                    98,527,113            86.4
                                                  ---                  ------------            ----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

Remaining Term Range is from (Months): 175 to 356
Weighted Average is (Months): 331

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        21

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

RANGE OF ORIGINAL MORTGAGE               NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
LOAN PRINCIPAL BALANCES                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

$100,000 or Less                                  381                   $27,120,109            23.8%
$100,001 to $150,000                              259                    31,807,557            27.9
$150,001 to $200,000                              155                    27,068,837            23.7
$200,001 to $250,000                               81                    18,034,993            15.8
$250,001 to $300,000                               34                     9,036,084             7.9
$300,001 to $350,000                                3                     1,003,234             0.9
                                                  ---                  ------------            ----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

Original Mortgage Loan Principal Balance Range is from: $20,000 to $350,000 Average is: $125,276


                              PRODUCT TYPE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PRODUCT TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
15 Year Fixed                                       8                      $563,578             0.5%
30 Year Fixed                                      49                     5,748,012             5.0
Balloon Loan                                      119                    14,912,987            13.1
1/29 Loan                                           1                        94,035             0.1
2/28 Loan                                         726                    91,720,328            80.4
3/27 Loan                                          10                     1,031,877             0.9
                                                  ---                  ------------           -----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        22

           STATE DISTRIBUTIONS - CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
STATES                                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Alabama                                             5                      $383,313             0.3%
Arizona                                            21                     2,056,099             1.8
California                                        272                    46,306,175            40.6
Colorado                                           16                     2,358,595             2.1
Connecticut                                         9                     1,039,394             0.9
District of Columbia                                3                       435,901             0.4
Florida                                            78                     7,708,634             6.8
Georgia                                            12                     1,493,208             1.3
Idaho                                               2                       131,181             0.1
Illinois                                           46                     5,018,246             4.4
Indiana                                            11                       919,287             0.8
Iowa                                               10                       776,366             0.7
Kansas                                              4                       374,985             0.3
Kentucky                                            3                       276,248             0.2
Louisiana                                           3                       193,458             0.2
Maryland                                            9                     1,207,968             1.1
Massachusetts                                      14                     1,872,826             1.6
Michigan                                           43                     3,777,813             3.3
Minnesota                                          14                     1,700,685             1.5
Mississippi                                         1                        40,326             0.0
Missouri                                           15                     1,234,807             1.1
Montana                                             1                       102,122             0.1
Nebraska                                            2                        82,996             0.1
Nevada                                             26                     3,264,888             2.9
New Jersey                                          9                     1,045,107             0.9
New Mexico                                          3                       223,762             0.2
New York                                           13                     2,162,834             1.9
North Carolina                                      7                       577,379             0.5
North Dakota                                        1                       124,610             0.1
Ohio                                               62                     5,501,661             4.8
Oklahoma                                            1                        38,918             0.0
Oregon                                             41                     4,964,392             4.4
Pennsylvania                                        8                       667,249             0.6
Rhode Island                                        2                       133,436             0.1
South Carolina                                     12                       824,946             0.7
South Dakota                                        1                       113,741             0.1
Tennessee                                          17                     1,445,364             1.3
Texas                                              33                     3,523,828             3.1
Utah                                               29                     3,672,719             3.2
Vermont                                             2                       165,687             0.1
Virginia                                            8                       961,094             0.8
Washington                                         27                     3,517,547             3.1
Wisconsin                                          17                     1,651,021             1.4
                                                  ---                  ------------           -----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        23

                              LOAN-TO-VALUE RATIOS
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
50.00% or Less                                     17                    $1,387,063             1.2%
50.01% to 55.00%                                    5                       629,345             0.6
55.01% to 60.00%                                   18                     2,175,714             1.9
60.01% to 65.00%                                   43                     4,326,912             3.8
65.01% to 70.00%                                   43                     4,518,000             4.0
70.01% to 75.00%                                   99                    12,411,775            10.9
75.01% to 80.00%                                  569                    72,398,570            63.5
80.01% to 85.00%                                   46                     6,060,913             5.3
85.01% to 90.00%                                   71                     9,808,806             8.6
90.01% to 95.00%                                    1                       234,793             0.2
95.01% to 100.00%                                   1                       118,927             0.1
                                                  ---                  ------------           -----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====


Loan-to-Value Ratios Range is from: 21.67% to 100.00%
Weighted Average is: 78.36%


                                  LOAN PURPOSE
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
LOAN PURPOSE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Purchase                                          619                   $79,906,161            70.0%
Refinance - Rate/Term                              54                     5,532,050             4.8
Refinance - Cashout                               240                    28,632,605            25.1
                                                  ---                  ------------           -----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        24

                          TYPE OF MORTGAGED PROPERTIES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                            NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PROPERTY TYPE                            MORTGAGE LOANS            BALANCE OUTSTANDING        LOAN GROUP
Single Family Detached                              684                   $81,801,240           71.7%
Two- to Four-family Dwelling Unit                    40                     6,002,668            5.3
Planned Unit Development                            106                    16,164,783           14.2
Condominium                                          62                     8,489,940            7.4
Manufactured Housing                                 21                     1,612,185            1.4
                                                    ---                  ------------          -----
TOTAL:                                              913                  $114,070,816          100.0%
                                                    ===                  ============          =====


                              DOCUMENTATION SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
DOCUMENTATION                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Full Documentation                                752                   $92,870,976            81.4%
Limited Income Verification                        46                     6,795,951             6.0
No Income Verification                            115                    14,403,889            12.6
                                                  ---                  ------------            ----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====


                                 OCCUPANCY TYPES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
OCCUPANCY                              MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
Owner-occupied                                    894                  $112,219,207            98.4%
Second Home                                        11                     1,249,523             1.1
Investment                                          8                       602,085             0.5
                                                  ---                  ------------             ---
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        25

                            MORTGAGE LOAN AGE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                              NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                  MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP
4                                                      836               $104,777,663            91.9%
5                                                       73                  8,711,900             7.6
10                                                       2                    279,323             0.2
11                                                       1                    234,793             0.2
12                                                       1                     67,138             0.1
                                                       ---               ------------           -----
TOTAL:                                                 913               $114,070,816           100.0%
                                                       ===               ============           =====

Weighted Average Age (Months) is: 4


                               YEAR OF ORIGINATION
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
YEAR OF ORIGINATION                    MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
2000                                                4                      $581,253             0.5%
2001                                              909                   113,489,562            99.5
                                                  ---                  ------------           -----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        26

                           MAXIMUM MORTGAGE RATES (1)
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A


                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES        MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
12.500% to 12.999%                                  8                    $1,408,181             1.5%
13.000% to 13.499%                                 25                     3,817,331             4.1
13.500% to 13.999%                                 68                    11,260,656            12.1
14.000% to 14.499%                                 82                    10,769,796            11.6
14.500% to 14.999%                                144                    18,594,619            20.0
15.000% to 15.499%                                 90                    11,262,823            12.1
15.500% to 15.999%                                116                    13,220,744            14.2
16.000% to 16.499%                                 65                     8,301,510             8.9
16.500% to 16.999%                                 61                     6,928,885             7.5
17.000% to 17.499%                                 28                     2,687,720             2.9
17.500% to 17.999%                                 29                     2,643,105             2.8
18.000% to 18.499%                                  8                       757,792             0.8
18.500% to 18.999%                                 10                       954,787             1.0
19.000% to 19.499%                                  3                       238,290             0.3
                                                  ---                   -----------           -----
TOTAL:                                            737                   $92,846,239           100.0%
                                                  ===                   ===========           =====


Maximum Mortgage Rate Range is from: 12.750% to 19.375%
Weighted Average is: 15.175%
(1) Adjustable Rate Loans only.


                          PREPAYMENT PENALTIES SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTIES                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
None                                               54                    $5,512,855             4.8%
12 Months                                           9                       874,868             0.8
24 Months                                         264                    37,782,819            33.1
36 Months                                         486                    56,950,626            49.9
48 Months                                           8                       680,806             0.6
60 Months                                          92                    12,268,842            10.8
                                                  ---                  ------------            ----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        27

                            NEXT ADJUSTMENT DATE (1)
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
NEXT ADJUSTMENT DATE                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
March 2002                                          1                       $94,035             0.1%
August 2002                                         1                        67,138             0.1
September 2002                                      1                       234,793             0.3
October 2002                                        2                       279,323             0.3
March 2003                                         57                     6,723,436             7.2
April 2003                                        665                    84,415,638            90.9
March 2004                                          1                       219,735             0.2
April 2004                                          9                       812,142             0.9
                                                  ---                   -----------           -----
TOTAL:                                            737                   $92,846,239           100.0%
                                                  ===                   ===========           =====


(1) Adjustable Rate Loans only.


                              CREDIT SCORE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP A

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT SCORES                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
488 to 500                                          2                      $109,434             0.1%
501 to 550                                         56                     4,932,896             4.3
551 to 600                                        150                    16,732,254            14.7
601 to 650                                        338                    41,860,561            36.7
651 to 700                                        259                    34,304,350            30.1
701 to 750                                         79                    11,220,972             9.8
751 to 800                                         28                     4,691,040             4.1
801 to 809                                          1                       219,308             0.2
                                                  ---                  ------------           -----
TOTAL:                                            913                  $114,070,816           100.0%
                                                  ===                  ============           =====


Credit Score Range is from: 488 to 809
Weighted Average (scored loans only) is: 644

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        28

JPMORGAN
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-FF1
                                 LOAN GROUP B
                                SUMMARY REPORT


Aggregate Outstanding Principal Balance                     $217,920,037
Aggregate Original Principal Balance                        $218,526,418
Number of Mortgage Loans                                           1,510

                                                   MINIMUM       MAXIMUM        AVERAGE(1)
                                                   -------       -------        ----------
Original Principal Balance                         $20,000      $712,500          $144,719
Outstanding Principal Balance                      $19,805      $710,311          $144,318

                                                                                WEIGHTED
                                                   MINIMUM       MAXIMUM        AVERAGE(2)
                                                   -------       -------        ----------
Original Term (mos)                                    180           360               331
Stated Remaining Term (mos)                            175           357               327
Expected Remaining Term (mos)                          126           357               327
Loan Age (mos)                                           3             7                 4

Current Interest Rate                               5.875%       14.000%            8.950%
Initial Interest Rate Cap (3)                       3.000%        3.000%            3.000%
Periodic Rate Cap (3)                               1.000%        1.000%            1.000%
Gross Margin (3)                                    2.875%        7.750%            4.808%
Maximum Mortgage Rate (3)                          12.375%       19.999%           14.982%
Minimum Mortgage Rate (3)                           6.375%       13.999%            8.982%

Months to Roll (3)                                      19            32                20

Original Loan-to-Value                              12.00%        90.47%            78.18%

Credit Score (4)                                       503           799               647

                                                  EARLIEST        LATEST
Origination Dates                                  12/2000       04/2001
Maturity Dates                                     03/2016       05/2031

Notes:

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Loans only.

(4)   Minimum and Weighting only for loans with scores.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        29

                             CURRENT MORTGAGE RATES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B


                      NUMBER OF            AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE RATES      MORTGAGE LOANS         BALANCE OUTSTANDING        LOAN GROUP

5.500% to 5.999%             1                      $228,449             0.1%
6.000% to 6.499%             2                       443,338             0.2
6.500% to 6.999%            21                     4,902,838             2.2
7.000% to 7.499%            59                    12,272,922             5.6
7.500% to 7.999%           173                    32,749,560            15.0
8.000% to 8.499%           178                    31,374,133            14.4
8.500% to 8.999%           271                    45,951,994            21.1
9.000% to 9.499%           145                    19,188,652             8.8
9.500% to 9.999%           225                    31,058,171            14.3
10.000% to 10.499%         131                    12,913,556             5.9
10.500% to 10.999%         126                    13,405,703             6.2
11.000% to 11.499%          74                     5,441,987             2.5
11.500% to 11.999%          44                     3,314,474             1.5
12.000% to 12.499%          23                     1,736,947             0.8
12.500% to 12.999%          25                     2,361,408             1.1
13.000% to 13.499%           8                       350,914             0.2
13.500% to 13.999%           3                       185,127             0.1
14.000% to 14.499%           1                       39,863              0.0
                         -----                 -------------           -----
TOTAL:                   1,510                 $217,920,037            100.0%
                         =====                 =============           =====

Mortgage Rates Range is from: 5.875% to 14.000%
Weighted Average is: 8.950%




                       REMAINING MONTHS TO STATED MATURITY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B




                             NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
REMAINING TERM (MONTHS)    MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP

169 to 180                       260             $35,055,877            16.1%
229 to 240                         1                  62,659             0.0
349 to 360                      1249             182,801,501            83.9
                               -----            ------------           -----
TOTAL:                         1,510            $217,920,037           100.0%
                               =====            ============           =====


Remaining Term Range is from (Months): 175 to 357
Weighted Average is (Months): 327



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        30

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1
                                  LOAN GROUP B



RANGE OF ORIGINAL MORTGAGE      NUMBER OF           AGGREGATE PRINCIPAL       PERCENT OF
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS         BALANCE OUTSTANDING       LOAN GROUP

$100,000 or Less                      640             $ 40,633,366                18.6%
$100,001 to $150,000                  328               40,207,646                18.5
$150,001 to $200,000                  218               37,331,361                17.1
$200,001 to $250,000                  104               23,201,807                10.6
$250,001 to $300,000                   70               19,297,413                 8.9
$300,001 to $350,000                   74               24,298,164                11.2
$350,001 to $400,000                   31               11,561,253                 5.3
$400,001 to $450,000                   21                8,998,984                 4.1
$450,001 to $500,000                   10                4,704,202                 2.2
$500,001 to $550,000                   10                5,254,686                 2.4
$550,001 to $600,000                    3                1,720,844                 0.8
$700,001 to $750,000                    1                  710,311                 0.3
                             ------------             ------------               -----
TOTAL:                              1,510             $217,920,037               100.0%
                             ============             ============               =====



Original Mortgage Loan Principal Balance Range is from: $20,000 to $712,500 Average is: $144,719





                              PRODUCT TYPE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B


                        NUMBER OF         AGGREGATE PRINCIPAL        PERCENT OF
PRODUCT TYPE          MORTGAGE LOANS      BALANCE OUTSTANDING        LOAN GROUP

15 Year Fixed                   35               $2,466,201             1.1%
20 Year Fixed                    1                   62,659             0.0
30 Year Fixed                   91                8,869,728             4.1
Balloon Loan                   225               32,589,676            15.0
2/28 Loan                     1148              172,703,149            79.3
3/27 Loan                       10               1,228,625              0.6
                             -----            -------------           -----
TOTAL:                       1,510            $217,920,037            100.0%
                             =====            =============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        31

           STATE DISTRIBUTIONS - CHASE FUNDING LOAN ACQUISITION TRUST,
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-FF1
                                  LOAN GROUP B


                            NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
STATES                    MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Alabama                          22                    $1,573,307                0.7%
Arizona                          28                     4,133,355                1.9
California                      525                   112,582,203               51.7
Colorado                         30                     4,751,595                2.2
Connecticut                       3                       266,639                0.1
Delaware                          2                        89,860                0.0
District of Columbia              2                       214,659                0.1
Florida                         125                    13,671,977                6.3
Georgia                          19                     1,913,289                0.9
Idaho                             3                       327,453                0.2
Illinois                         62                     6,882,250                3.2
Indiana                          27                     1,681,968                0.8
Iowa                             10                       881,356                0.4
Kansas                            7                       510,012                0.2
Kentucky                         16                     1,009,289                0.5
Louisiana                         5                       412,406                0.2
Maine                             1                       101,520                0.0
Maryland                         18                     2,617,785                1.2
Massachusetts                    11                     1,966,181                0.9
Michigan                         75                     8,285,713                3.8
Minnesota                        12                     1,533,272                0.7
Mississippi                       1                       111,799                0.1
Missouri                         25                     1,925,060                0.9
Montana                           1                       122,742                0.1
Nebraska                          5                       326,411                0.1
Nevada                           19                     3,256,044                1.5
New Hampshire                     4                       480,161                0.2
New Jersey                       14                     1,621,217                0.7
New Mexico                        7                       547,750                0.3
New York                         23                     3,378,076                1.6
North Carolina                   18                     1,730,615                0.8
Ohio                            113                     9,071,405                4.2
Oklahoma                          1                       111,783                0.1
Oregon                           58                     7,665,785                3.5
Pennsylvania                      4                       384,583                0.2
Rhode Island                      1                       108,615                0.0
South Carolina                   17                     1,118,270                0.5
South Dakota                      2                        99,918                0.0
Tennessee                        34                     2,361,056                1.1
Texas                            54                     6,097,856                2.8
Utah                             37                     4,046,808                1.9
Vermont                           2                       111,565                0.1
Virginia                         12                     1,561,094                0.7
Washington                       35                     4,488,819                2.1
Wisconsin                        20                    1,786,516                 0.8
                              -----                 -------------              -----
TOTAL:                        1,510                 $217,920,037               100.0%
                              =====                 =============              =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        32

                              LOAN-TO-VALUE RATIOS
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B


                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS     MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP

50.00% or Less                              51             $     3,538,759                 1.6%
50.01% to 55.00%                            15                   2,136,527                 1.0
55.01% to 60.00%                            27                   3,384,523                 1.6
60.01% to 65.00%                            57                   8,496,500                 3.9
65.01% to 70.00%                            75                   8,323,439                 3.8
70.01% to 75.00%                           195                  29,103,007                13.4
75.01% to 80.00%                           866                 127,495,098                58.5
80.01% to 85.00%                           105                  14,128,493                 6.5
85.01% to 90.00%                           118                  21,140,427                 9.7
90.01% to 95.00%                             1                     173,264                 0.1
                                  ------------             ---------------     ---------------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============     ===============



Loan-to-Value Ratios Range is from: 12.00% to 90.47%
Weighted Average is: 78.18%







                                  LOAN PURPOSE
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1
                                  LOAN GROUP B


                                         NUMBER OF         AGGREGATE PRINCIPAL      PERCENT OF
LOAN PURPOSE                      MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP
Purchase                                 1,005             $   153,127,441                70.3%
Refinance - Rate/Term                       75                   9,744,862                 4.5
Refinance - Cashout                        430                  55,047,733                25.3
                                  ------------             ---------------     ---------------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============     ===============


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        33

                          TYPE OF MORTGAGED PROPERTIES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B


                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
PROPERTY TYPE                     MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP

Single Family Detached                   1,117             $   152,907,718                70.2%
Two- to Four-family Dwelling Unit           50                   7,104,912                 3.3
Planned Unit Development                   223                  43,730,807                20.1
Condominium                                 85                  11,318,033                 5.2
Manufactured Housing                        35                   2,858,565                 1.3
                                  ------------             ---------------          ----------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============          ==========



                              DOCUMENTATION SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B


                                     NUMBER OF            AGGREGATE PRINCIPAL      PERCENT OF
DOCUMENTATION                     MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP

Full Documentation                       1,293             $   186,356,636                85.5%
Limited Income Verification                 70                  10,739,952                 4.9
No Income Verification                     147                  20,823,449                 9.6
                                  ------------             ---------------        ------------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============        ============



                                 OCCUPANCY TYPES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1
                                  LOAN GROUP B

                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
OCCUPANCY                         MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP
Owner-occupied                           1,462             $   213,253,469                97.9%
Second Home                                 24                   2,624,703                 1.2
Investment                                  24                   2,041,864                 0.9
                                  ------------             ---------------           ---------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============           =========

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        34

                            MORTGAGE LOAN AGE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1
                                  LOAN GROUP B



                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
MORTGAGE LOAN AGE (MONTHS)        MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP
3                                            1             $       108,990                 0.1%
4                                        1,374                 200,675,706                92.1
5                                          133                  16,974,177                 7.8
7                                            2                     161,164                 0.1
                                  ------------             ---------------           ---------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============           =========


Weighted Average Age (Months) is: 4








                               YEAR OF ORIGINATION
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B



                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
YEAR OF ORIGINATION               MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP
2000                                         2             $       161,164                 0.1%
2001                                     1,508                 217,758,872                99.9
                                  ------------             ---------------          ----------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============          ==========

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        35

                           MAXIMUM MORTGAGE RATES (1)
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B

                                        NUMBER OF         AGGREGATE PRINCIPAL       PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES      MORTGAGE LOANS       BALANCE OUTSTANDING       LOAN GROUP
12.000% to 12.499%                           1             $       164,384                 0.1%
12.500% to 12.999%                          13                   2,814,833                 1.6
13.000% to 13.499%                          44                   9,203,737                 5.3
13.500% to 13.999%                         124                  23,589,609                13.6
14.000% to 14.499%                         142                  25,366,122                14.6
14.500% to 14.999%                         216                  38,904,300                22.4
15.000% to 15.499%                         113                  15,526,054                 8.9
15.500% to 15.999%                         193                  27,288,424                15.7
16.000% to 16.499%                         100                  10,526,950                 6.1
16.500% to 16.999%                          93                  10,600,226                 6.1
17.000% to 17.499%                          53                   4,103,378                 2.4
17.500% to 17.999%                          28                   2,485,219                 1.4
18.000% to 18.499%                          12                     948,230                 0.5
18.500% to 18.999%                          21                   2,130,307                 1.2
19.000% to 19.499%                           4                     227,539                 0.1
19.500% to 19.999%                           1                      52,461                 0.0
                                  ------------             ---------------           ---------
TOTAL:                                   1,158             $   173,931,773               100.0%
                                  ============             ===============           =========

Maximum Mortgage Rate Range is from: 12.375% to 19.999%
Weighted Average is: 14.982%
(1)  Adjustable Rate Loans only.






                          PREPAYMENT PENALTIES SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B


                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
PREPAYMENT PENALTIES              MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP
None                                       108             $    11,113,716                 5.1%
12 Months                                   10                   2,172,616                 1.0
24 Months                                  456                  82,536,788                37.9
36 Months                                  743                  92,408,607                42.4
48 Months                                   12                     985,304                 0.5
60 Months                                  181                  28,703,006                13.2
                                  ------------             ---------------           ---------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============           =========


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        36

                            NEXT ADJUSTMENT DATE (1)
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B


                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
NEXT ADJUSTMENT DATE              MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP
March 2003                                 101             $    13,742,023                 7.9%
April 2003                               1,046                 158,852,136                91.3
May 2003                                     1                     108,990                 0.1
April 2004                                  10                   1,228,625                 0.7
                                  ------------             ---------------          ----------
TOTAL:                                   1,158             $   173,931,773               100.0%
                                  ============             ===============          ==========

(1) Adjustable Rate Loans only.







                              CREDIT SCORE SUMMARY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
                                  LOAN GROUP B



                                     NUMBER OF             AGGREGATE PRINCIPAL      PERCENT OF
CREDIT SCORES                     MORTGAGE LOANS           BALANCE OUTSTANDING      LOAN GROUP
503 to 550                                 106             $     8,912,688                 4.1%
551 to 600                                 274                  28,890,881                13.3
601 to 650                                 531                  76,483,935                35.1
651 to 700                                 412                  69,373,330                31.8
701 to 750                                 159                  28,885,665                13.3
751 to 799                                  28                   5,373,537                 2.5
                                  ------------             ---------------           ---------
TOTAL:                                   1,510             $   217,920,037               100.0%
                                  ============             ===============           =========



Credit Score Range is from: 503 to 799
Weighted Average (scored loans only) is: 647



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        37

                    ASSUMED MORTGAGE LOAN CHARACTERISTICS
       CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED
                          CERTIFICATES, SERIES 2001-FF1
                LOAN GROUP A - FIXED RATE MORTGAGE LOAN GROUP

                                                                                 ORIGINAL
                                                                                AMORTIZATION          REMAINING        DIVIDEND
                                                           ORIGINAL TERM            TERM                TERM          MORTGAGE
CURRENT BALANCE     MORTGAGE RATE     NET MORTGAGE RATE     (IN MONTHS)         (IN MONTHS)          (IN MONTHS)         LOANS
---------------     -------------     -----------------     -----------         -----------          -----------      ----------

$8,608,401.55           8.312%               7.802%            180                    360                  176           Yes
  $182,423.90           8.580%               8.070%            180                    180                  176           Yes
$3,583,617.82           8.673%               8.163%            360                    360                  356           Yes
$6,304,585.08           9.083%               8.573%            180                    360                  176           No
  $381,154.04           9.722%               9.212%            180                    180                  176           No
$2,164,393.85           9.577%               9.067%            360                    360                  356           No



                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
               LOAN GROUP A - ADJUSTABLE RATE MORTGAGE LOAN GROUP



                                                                                 INITIAL
                                 NET        ORIGINAL      REMAINING                RATE
    CURRENT       MORTGAGE     MORTGAGE       TERM          TERM       GROSS      CHANGE    PERIODIC     MAXIMUM      MINIMUM
    BALANCE        RATE         RATE        (MONTHS)      (MONTHS)     MARGIN      CAP        CAP         RATE          RATE
    -------        ----         ----        --------      --------     ------      ---        ---         ----          ----
$39,882,220.50    9.128%        8.618%         360          356        4.827%    3.000%     1.000%       15.128%       9.128%
    $61,508.45    10.875%      10.365%         360          356        6.000%    3.000%     1.000%       16.875%      10.875%
   $675,288.18    10.428%       9.918%         360          350        5.999%    2.861%     1.000%       16.428%      10.428%
$51,256,853.91    9.184%        8.674%         360          356        4.970%    3.000%     1.000%       15.184%       9.184%
   $970,368.26    9.579%        9.069%         360          356        5.229%    3.000%     1.000%       15.579%       9.579%



TABLE (CONTINUED)

                                    NUMBER OF
                                  MONTHS UNTIL
                       RATE         NEXT RATE                       DIVIDEND
    CURRENT           CHANGE       ADJUSTMENT                       MORTGAGE
    BALANCE          FREQUENCY        DATE            INDEX          LOANS
    -------          ---------        ----            -----          -----
$39,882,220.50           6             20          6 mo. LIBOR        Yes
    $61,508.45           6             32          6 mo. LIBOR        Yes
   $675,288.18           6             12          6 mo. LIBOR         No
$51,256,853.91           6             20          6 mo. LIBOR         No
   $970,368.26           6             32          6 mo. LIBOR         No

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        38

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2001-FF1
                  LOAN GROUP B - FIXED RATE MORTGAGE LOAN GROUP

                                                                                 ORIGINAL
                                                                                AMORTIZATION          REMAINING        DIVIDEND
                                                           ORIGINAL TERM            TERM                TERM          MORTGAGE
CURRENT BALANCE     MORTGAGE RATE     NET MORTGAGE RATE     (IN MONTHS)         (IN MONTHS)          (IN MONTHS)         LOANS
---------------     -------------     -----------------     -----------         -----------          -----------      ----------
$21,268,116.14         8.321%               7.811%             180                     360                 176           Yes
 $1,164,119.73         8.943%               8.433%             180                     180                 176           Yes
 $5,290,936.78         8.797%               8.287%             358                     358                 354           Yes
$11,321,559.66         9.315%               8.805%             180                     360                 176           No
 $1,302,081.46         8.868%               8.358%             180                     180                 176           No
 $3,641,449.51        10.229%               9.719%             360                     360                 356           No



                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-FF1
               LOAN GROUP B - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                                                                 INITIAL
                                 NET        ORIGINAL      REMAINING                RATE
    CURRENT       MORTGAGE     MORTGAGE       TERM          TERM       GROSS      CHANGE    PERIODIC     MAXIMUM      MINIMUM
    BALANCE        RATE         RATE        (MONTHS)      (MONTHS)     MARGIN      CAP        CAP         RATE          RATE
    -------        ----         ----        --------      --------     ------      ---        ---         ----          ----

 $67,966,624.37    8.954%       8.444%         360          356         4.715%   3.000%     1.000%       14.954%        8.954%
    $182,612.83    9.260%       8.750%         360          356         4.635%   3.000%     1.000%       15.260%        9.260%
$104,736,524.44    8.986%       8.476%         360          356         4.861%   3.000%     1.000%       14.986%        8.986%
  $1,046,011.71   10.341%       9.831%         360          356         5.667%   3.000%     1.000%       16.341%       10.341%


TABLE (CONTINUED)

                                    NUMBER OF
                                  MONTHS UNTIL
                       RATE         NEXT RATE                       DIVIDEND
    CURRENT           CHANGE       ADJUSTMENT                       MORTGAGE
    BALANCE          FREQUENCY        DATE            INDEX          LOANS
    -------          ---------        ----            -----          -----

 $67,966,624.37          6              20          6 mo. LIBOR        Yes
    $182,612.83          6              32          6 mo. LIBOR        Yes
$104,736,524.44          6              20          6 mo. LIBOR        No
  $1,046,011.71          6              32          6 mo. LIBOR        No

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        39

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

                  AVAILABLE FUNDS       AVAILABLE FUNDS                       AVAILABLE FUNDS         AVAILABLE FUNDS
PAYMENT DATE      CAP (1) (2)           CAP (1) (3)        PAYMENT DATE       CAP (1) (2)             CAP (1) (3)
------------      ---------------       ----------------   ------------       ----------------        ---------------
 9/25/01              8.485                   8.485           7/25/05               8.692                   13.240
10/25/01              8.487                   8.487           8/25/05               8.692                   13.232
11/25/01              8.489                   8.489           9/25/05               8.691                   13.223
12/25/01              8.491                   8.491          10/25/05               8.691                   13.215
 1/25/02              8.493                   8.493          11/25/05               8.691                   13.213
 2/25/02              8.496                   8.496          12/25/05               8.690                   13.204
 3/25/02              8.498                   8.498           1/25/06               8.690                   13.195
 4/25/02              8.501                   8.501           2/25/06               8.690                   13.187
 5/25/02              8.504                   8.504           3/25/06               8.689                   13.178
 6/25/02              8.507                   8.507           4/25/06               8.689                   13.169
 7/25/02              8.510                   8.510           5/25/06               8.688                   13.161
 8/25/02              8.513                   8.513           6/25/06               8.688                   13.152
 9/25/02              8.517                   8.522           7/25/06               8.688                   13.143
10/25/02              8.520                   8.526           8/25/06               8.687                   13.135
11/25/02              8.523                   8.529           9/25/06               8.687                   13.126
12/25/02              8.527                   8.533          10/25/06               8.687                   13.117
 1/25/03              8.530                   8.536          11/25/06               8.686                   13.108
 2/25/03              8.534                   8.540          12/25/06               8.686                   13.099
 3/25/03              8.538                   8.546           1/25/07               8.685                   13.091
 4/25/03              8.542                   8.550           2/25/07               8.689                   13.083
 5/25/03              8.307                  10.658           3/25/07               8.695                   13.082
 6/25/03              8.311                  10.660           4/25/07               8.700                   13.082
 7/25/03              8.316                  10.662           5/25/07               8.706                   13.082
 8/25/03              8.320                  10.664           6/25/07               8.712                   13.082
 9/25/03              8.325                  10.668           7/25/07               8.718                   13.082
10/25/03              8.330                  10.671           8/25/07               8.724                   13.083
11/25/03              8.335                  11.449           9/25/07               8.730                   13.083
12/25/03              8.341                  11.451          10/25/07               8.737                   13.084
 1/25/04              8.346                  11.453          11/25/07               8.744                   13.086
 2/25/04              8.351                  11.455          12/25/07               8.751                   13.087
 3/25/04              8.357                  11.460           1/25/08               8.758                   13.089
 4/25/04              8.363                  11.462           2/25/08               8.765                   13.091
 5/25/04              8.566                  12.454           3/25/08               8.772                   13.093
 6/25/04              8.572                  12.456           4/25/08               8.780                   13.095
 7/25/04              8.578                  12.458           5/25/08               8.788                   13.098
 8/25/04              8.584                  12.460           6/25/08               8.796                   13.101
 9/25/04              8.590                  12.463           7/25/08               8.805                   13.104
10/25/04              8.538                  12.383           8/25/08               8.813                   13.108
11/25/04              8.537                  13.144           9/25/08               8.822                   13.112
12/25/04              8.537                  13.135          10/25/08               8.831                   13.116
 1/25/05              8.536                  13.127          11/25/08               8.841                   13.121
 2/25/05              8.536                  13.118          12/25/08               8.850                   13.126
 3/25/05              8.535                  13.109           1/25/09               8.860                   13.131
 4/25/05              8.534                  13.101           2/25/09               8.871                   13.137
 5/25/05              8.693                  13.257           3/25/09               8.881                   13.143
 6/25/05              8.692                  13.249           4/25/09               8.892                   13.149


(1)  Available Funds Cap = 12 * (Net Interest) / (Total Certificate balance)

(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant at 3.73% and 3.6749%, respectively.

(3) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant at 3.73% and 20%, respectively.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        40

                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                       -----------------------------------

                                    CLASS A-1

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED
 ---------------------------------------------------------------------------
100-00 Price   22.00       22.00        22.00         22.00        22.00
---------------------------------------------------------------------------
  AVG LIFE     18.94        3.50         2.74          1.63         1.04
---------------------------------------------------------------------------
 FIRST PAY      9/01        9/01         9/01          9/01         9/01
---------------------------------------------------------------------------
  LAST PAY      1/30        5/11         4/09          6/06         8/04
---------------------------------------------------------------------------



                                    CLASS A-2

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED
---------------------------------------------------------------------------
100-00 Price   25.00       25.00        25.00         25.00        25.00
---------------------------------------------------------------------------
  AVG LIFE     18.61        3.52         2.76          1.65         1.05
---------------------------------------------------------------------------
 FIRST PAY      9/01        9/01         9/01          9/01         9/01
---------------------------------------------------------------------------
  LAST PAY      1/30        5/11         4/09          6/06         8/04
---------------------------------------------------------------------------



                                    CLASS M-1

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED
---------------------------------------------------------------------------
100-00 Price   55.00       55.00        55.00         55.00        55.00
---------------------------------------------------------------------------
  AVG LIFE     25.74        6.36         5.11          4.02         3.33
---------------------------------------------------------------------------
 FIRST PAY      6/22        9/04        10/04          2/05         8/04
---------------------------------------------------------------------------
  LAST PAY      1/30        5/11         4/09          6/06        12/04
---------------------------------------------------------------------------



                                    CLASS M-2

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED
---------------------------------------------------------------------------
100-00 Price   90.00       90.00        90.00         90.00        90.00
---------------------------------------------------------------------------
  AVG LIFE     25.74        6.36         5.09          3.80         3.34
---------------------------------------------------------------------------
 FIRST PAY      6/22        9/04         9/04         11/04        12/04
---------------------------------------------------------------------------
  LAST PAY      1/30        5/11         4/09          6/06        12/04
---------------------------------------------------------------------------



                                     CLASS B

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED
---------------------------------------------------------------------------
100-00 Price  175.00      175.00       175.00        175.00       175.00
---------------------------------------------------------------------------
  AVG LIFE     25.68        6.23         4.98          3.62         3.29
---------------------------------------------------------------------------
 FIRST PAY      6/22        9/04         9/04          9/04        10/04
---------------------------------------------------------------------------
  LAST PAY      1/30        5/11         4/09          6/06        12/04
---------------------------------------------------------------------------



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.


[LOGO JPMORGAN]                        41

                       DISCOUNT MARGIN TABLE (TO MATURITY)
                       -----------------------------------

                                    CLASS A-1

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED
---------------------------------------------------------------------------
100-00 Price   22.03       23.13        23.36         23.60        22.00
---------------------------------------------------------------------------
  AVG LIFE     19.00        3.77         2.99          1.79         1.04
---------------------------------------------------------------------------
 FIRST PAY      9/01        9/01         9/01          9/01         9/01
---------------------------------------------------------------------------
  LAST PAY      4/31       12/20         4/17          7/12         8/04
---------------------------------------------------------------------------



                                    CLASS A-2

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED
---------------------------------------------------------------------------
100-00 Price   25.03       26.34        26.61         26.96        25.00
---------------------------------------------------------------------------
  AVG LIFE     18.67        3.81         3.02          1.82         1.05
---------------------------------------------------------------------------
 FIRST PAY      9/01        9/01         9/01          9/01         9/01
---------------------------------------------------------------------------
  LAST PAY      4/31        6/21         8/17         12/12         8/04
---------------------------------------------------------------------------



                                    CLASS M-1

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED

---------------------------------------------------------------------------
100-00 Price   55.06       56.63        56.88         56.70        64.43
---------------------------------------------------------------------------
  AVG LIFE     25.86        6.93         5.61          4.33         5.30
---------------------------------------------------------------------------
 FIRST PAY      6/22        9/04        10/04          2/05         8/04
---------------------------------------------------------------------------
  LAST PAY      1/31        5/16         8/14         11/09         7/09
---------------------------------------------------------------------------



                                    CLASS M-2

---------------------------------------------------------------------------
 PREPAYMENT       0%         80%         100%          150%         200%
   SPEED

---------------------------------------------------------------------------
100-00 Price   90.08       92.15        92.37         92.23        96.03
---------------------------------------------------------------------------
  AVG LIFE     25.85        6.82         5.47          4.03         3.91
---------------------------------------------------------------------------
 FIRST PAY      6/22        9/04         9/04         11/04         3/05
---------------------------------------------------------------------------
  LAST PAY     11/30        9/15         11/12         9/08         7/06
---------------------------------------------------------------------------



                                     CLASS B

---------------------------------------------------------------------------
 PREPAYMENT      0%          80%         100%          150%         200%
   SPEED

---------------------------------------------------------------------------
100-00 Price  175.04      176.10       176.26        176.17       176.89
---------------------------------------------------------------------------
  AVG LIFE     25.71        6.35         5.08          3.68         3.37
---------------------------------------------------------------------------
 FIRST PAY      6/22        9/04         9/04          9/04        10/04
---------------------------------------------------------------------------
  LAST PAY      8/30        7/13         2/11          7/07         9/05
---------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO JPMORGAN]                        42